UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 18, 2013

Commission File Number: 0-29923

CUI Global, Inc.

(Name of Small Business Issuer in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 18, 2013, we closed on our share purchase agreement to acquire 100% of the equity interest in Orbital Gas Systems Limited, a company organized under the laws of England and Wales (“Orbital”), from Orbital’s sole shareholder, Andrew Marks Clews. The purchase price for the acquisition of Orbital was £17,000,000 British pounds sterling (“£”), subject to purchase price adjustments, 100% of the purchase price was paid in cash. To secure indemnification obligations, 5.0% of the purchase price, or £850,000, will be held in escrow to and through December 1, 2013. The purchase price is $26,205,500 million, based on the actual exchange rate for British pound sterling to U.S. dollars achieved on April 18, 2013 for the acquisition of Orbital.

We financed the consideration paid to the shareholder of Orbital with a portion of the net proceeds received from a public offering of our $0.001 par value common stock that was registered on an SEC Form S-1 registration statement that was declared effective by the SEC on April 11, 2013. Subsequent to closing on this acquisition, Orbital Gas Systems, Ltd. became a wholly owned subsidiary of CUI Global, Inc.

The foregoing summary of the share purchase does not purport to be complete and is qualified in its entirety by reference to the share purchase agreement, which is attached as Exhibit 2.1 to our Form 8-K filed with the Commission on March 6, 2013 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The Orbital Gas Systems Limited consolidated financial statements audited for the years ended June 30, 2012 and 2011 and unaudited for the six months ended June 30, 2012 and 2011 are attached as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Form 8-K.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated financial information related to the Orbital Gas Systems Limited acquisition is attached as Exhibit 99.2 to this Form 8-K and incorporated by reference into this Form 8-K.

(d)	Exhibits

The April 22, 2013 press release announcing the closing of the Orbital Gas Systems Limited acquisition that occurred April 18, 2013 is attached as Exhibit 99.3 to this Form 8-K and incorporated by reference into this Form 8-K.

Exhibit Number	Description
99.1	Financial Statements of Orbital Gas Systems Limited
99.2	Summary Unaudited Pro Forma Combined Financial Data of CUI Global, Inc.
99.3	Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 23 day of April 2013.

CUI Global, Inc.

By:	/s/ William J. Clough
William J. Clough, CEO/President